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                             Joint Filing Agreement


         The undersigned hereby agree that the statement on Schedule 13D with respect to the shares of Common Stock of Aames Financial Corporation is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d1-(k) under the Securities Exchange Act of 1934, as amended.


Dated:  January 4, 1999

                                 CAPITAL Z FINANCIAL SERVICES
                                 FUND II, L.P., a Bermuda limited partnership

                                 By:    Capital Z Partners, L.P., a Bermuda
                                        limited Partnership, its General Partner

                                 By:    Capital Z Partners, Ltd., a Bermuda
                                        corporation, its General Partner

                                 By:/s/ David A. Spuria
                                    --------------------
                                    Name:David A. Spuria
                                    Title:General Counsel


                                 CAPITAL Z PARTNERS, L.P.,
                                 a Bermuda limited partnership

                                 By:    Capital Z Partners, Ltd., a Bermuda
                                        corporation, its General Partner

                                 By:/s/ David A. Spuria
                                    --------------------
                                    Name:David A. Spuria
                                    Title:General Counsel


                                 CAPITAL Z PARTNERS, LTD.,
                                 a Bermuda corporation

                                 By:/s/ David A. Spuria
                                    --------------------
                                    Name:David A. Spuria
                                    Title:General Counsel



                                 CAPITAL Z MANAGEMENT, INC.,
                                 a Bermuda corporation

                                  By:/s/ David A. Spuria
                                    --------------------
                                    Name:David A. Spuria
                                    Title:General Counsel